SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 27, 2001



RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and Servicing Agreement dated as of June 1, 2001 providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 2001-HS2)


                Residential Funding Mortgage Securities II, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                333-36244                 41-1808858
            --------                ---------                 ----------
(STATE OR OTHER JURISDICTION         (COMMISSION         (I.R.S. EMPLOYER
OF INCORPORATION)                    FILE NUMBER)        IDENTIFICATION NO.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




      Registrant's telephone number, including area code, is (952) 832-7000

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                         Exhibit Index located on Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                   Sequentially
                                                                       Numbered
Exhibit                                                                 Exhibit
Number                                                                     Page

10.1 Pooling and Servicing Agreement, dated as of June 1, 2001 among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Corporation, as master servicer, and The Chase Manhattan Bank, as trustee.

10.2 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation in connection with the Residential Funding Mortgage Securities II, Inc., Home Equity Loan Pass-Through Certificates, Series 2001-HS2



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.



                           By:      /s/ Lisa R. Lundsten
                           Name:    Lisa R. Lundsten
                           Title:   Vice President



Dated: June 27, 2001

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